SECURITY AGREEMENT
                               ------------------

         The undersigned, Optical Corporation of America, a Massachusetts corporation with a place of business and executive office located at 7421 Orangewood Avenue, Garden Grove, California 92641 (hereinafter referred to as a "Debtor") hereby grants to Massachusetts Capital Resource Company, a Massachusetts special purpose limited partnership, with a place of business at 420 Boylston Street, Boston, Massachusetts 02116 (hereinafter called the "Secured Party"), a security interest in and agrees and acknowledges that Secured Party has and will continue to have a security interest in the following:

         (A) All of Debtor's inventory of whatever name, nature, kind or description, all Debtor's goods held for sale or lease or to be furnished under contracts of service, finished goods, work in process, raw materials, materials used or consumed by the Debtor, parts, supplies, all wrapping, packaging, advertising, labeling, and shipping materials, devices, names and marks, all contract rights and documents relating to any of the foregoing, whether any of the foregoing be now existing or hereafter arising, wherever located, now owned or hereafter acquired by the Debtor (all of which is sometimes hereinafter referred to as "Inventory");

         (B) All of the Debtor's presently owned and hereafter acquired equipment, machinery, furniture, fixtures and all other tangible personal property of whatsoever kind or nature, together with all proceeds thereof, additions and accessions thereto or replacements thereof or substitutions therefor (all of which is sometimes hereinafter referred to as "Equipment");

         (C) All of the Debtor's accounts, accounts receivable, notes, bills, drafts, acceptances, instruments, documents, chattel paper and all other debts, obligations and liabilities in whatever form owing to the Debtor for goods sold by it or for services rendered by it, or however otherwise established or created, all guaranties and security therefor, all right, title and interest of the Debtor in the goods or services which gave rise thereto, including rights of an unpaid seller of goods or services; whether any of the foregoing be now existing or hereafter arising, now or hereafter received by or owing or belonging to the Debtor (all of which are sometimes hereinafter referred to as "Accounts");

         (D) All of the Debtor's general intangibles, including without limitation, names, goodwill, trade secrets, copyrights, trademarks, trademark applications, tradenames, patents, patent applications, licenses, other intellectual property, permits, governmental approvals, deposit accounts, tax refunds, claims under insurance policies (whether or not proceeds from Collateral), other rights to payment, rights of setoff, choses in action, rights under judgments, computer programs and software, contract rights, and all contracts and agreements to, or of which it is a party or beneficiary, and all intangible personal property of whatsoever kind or nature now owned by the Debtor as well as any and all thereof that may be hereafter acquired and in and to all proceeds thereof;

         (E) All of the Debtor's books and records, as they exist from time to time, relating to (A) through (D) above, inclusive;

         (F) All other assets of every nature and description, whether it be now existing or hereafter arising and whether now or hereafter belonging to the Debtor;

(all hereinafter sometimes collectively referred to as "Collateral"); to secure the payment of all sums due or which may become due under certain Subordinated Notes, due June 30, 1999, of the Debtor in the original aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000), such notes being issued pursuant to a certain Subordinated Note and Warrant Purchase Agreement (the "Purchase Agreement") by and between the Debtor and Secured Party, dated May 28, 1992, (hereinafter sometimes collectively referred to as "Obligation" or "Obligations").

I.       WARRANTIES AND COVENANTS.

         The Debtor hereby warrants and covenants that:

         (A) The Equipment and Inventory are used primarily for business purposes.

         (B) The Equipment and Inventory of the Debtor will be kept at the Debtor's places of business, set forth in Exhibit A attached hereto. The Debtor will promptly notify the Secured Party of any change in the location of the Collateral, and the Debtor will not remove the Equipment from the locations set forth in Exhibit A without the prior written consent of the Secured Party. The Debtor will notify the Secured Party, at least twenty (20) days prior to any such event, of any change in the Debtor's exact legal name, any change in its places of business or locations of Equipment or Inventory as set forth in Exhibit A or its establishment of any new place of business or location of Equipment or Inventory or office where its records concerning Accounts and other assets are kept.

         (C) Except for (i) the security interest granted hereby and (ii) the permitted encumbrances set forth on Exhibit B attached hereto (the "Permitted Encumbrances"), the Debtor is the owner of its presently owned Collateral and will be the owner of its Collateral hereafter acquired free from any adverse lien, security interest or encumbrance, and the Debtor will defend the Collateral against the claims and demands of all persons at any time claiming the same or any interest therein.

         (D) No financing statements (other than the Permitted Encumbrances, if any) covering any Collateral or any proceeds thereof are on file in any public office, and at the request of Secured Party, the Debtor will join with Secured Party in executing one or more (i) financing statements pursuant to the Uniform Commercial Code, (ii) title certificate lien application forms; and (iii) other documents necessary or advisable to perfect the security interests evidenced hereby, all in form satisfactory to Secured Party and the Debtor will pay the cost of filing the same or filing or recording this Agreement in all public offices wherever filing or recording is deemed by Secured Party to be necessary or desirable.

         (E) The Debtor will have and maintain insurance at all times with respect to all its Collateral against risks of fire (including so-called extended coverage), theft, embezzlement and such other risks as Secured Party may reasonably require containing such terms, in such form, for such periods and written by such companies as may be reasonably satisfactory to Secured Party; and, if requested by the Secured Party, all policies of insurance shall provide for at least twenty (20) days' written cancellation notice to Secured Party. If and when requested by the Secured Party, the Debtor shall furnish Secured Party with certificates or other evidence satisfactory to Secured Party of compliance with the foregoing insurance provision and the Secured Party may act either in its name or as attorney for the Debtor (for that purpose by these presents duly authorized and appointed with full power of substitution and revocation) in obtaining, adjusting, settling and cancelling such insurance and endorsing any drafts in payment of any loss.

         (F) The Debtor will upon request made by the Secured Party render to the Secured Party a list of all Accounts assigned hereunder and a statement indicating the total dollar amount of the Accounts then outstanding.

         (G) The only offices where the Debtor keeps records concerning any Accounts are listed on Exhibit A and the Debtor will not remove any of such records from said offices without written consent of the Secured Party.

         (H) The Debtor will keep its Collateral free from any adverse lien, security interest or encumbrances except the Permitted Encumbrances, if any. The Debtor will at all times keep accurate and complete records of its Accounts, and the Secured Party or any of its agents shall have the right at reasonable times and upon prior notice, to inspect the Debtor's books and records relating to said Accounts or to any other transactions to which the Debtor is a party and from which an Account might arise and to make extracts from said books and records. The Debtor shall immediately notify the Secured Party of any event causing material loss or depreciation in value of any of its Accounts and the amount of such loss or depreciation.

         (I) If any of a Debtor's Accounts arise out of contracts with the United States or any department, agency or instrumentality thereof, the Debtor will immediately notify the Secured Party thereof in writing and will execute any instruments and take any steps required by the Secured Party in order that all monies due and to become due under such contracts shall be assigned to the Secured Party and notice thereof given to the government under the Federal Assignment of Claims Act. Notwithstanding the foregoing, the Secured Party shall not request the Debtor to provide notice to the United States or any department, agency or instrumentality thereof until an Event of Default has occurred.

         (J) Subsequent to the occurrence of any Event of Default, if any of a Debtor's Accounts should be evidenced by promissory notes, trade acceptances or other instruments for the payment of money, the Debtor will immediately deliver same to the Secured Party, appropriately endorsed to the Secured Party's order and, regardless of the form of such endorsement, such Debtor hereby waives presentment, demand or notice of any kind with respect thereto. This Agreement may, but need not be supplemented by separate assignments of Accounts to the Secured Party and if such assignments are given the rights and security interests given thereby shall be in addition to and not in limitation of the rights and security interests given by this Agreement.

         (K) The Debtor will pay promptly when due all taxes and assessments upon its Collateral or for its use or operation or upon this Agreement or upon any note or notes secured hereby. In its sole discretion, the Secured Party may:
(i) discharge taxes and liens levied or placed on Collateral; (ii) pay for insurance thereon or the maintenance and preservation thereof; or (iii) if the Debtor shall fail to make required deposits in respect of F.I.C.A. or any withholding taxes, make such deposits or pay such taxes, in whole or in part, or set up such reserves as the Secured Party in its sole discretion deem necessary in respect of the Debtor's liability therefor. Any amount so paid, deposited or reserved for shall constitute a loan for all purposes hereunder, and the Debtor promises to repay the Secured Party such amounts upon the Secured Party's demand. Nothing herein shall be deemed to obligate the Secured Party to do any of the foregoing and the making of any one or more such payments; deposits or reserves shall not constitute an agreement by the Secured Party to take any further or similar action or a waiver of any right of the Secured Party hereunder.

         (L) The Debtor will keep its Collateral at all times in good order and repair, reasonable wear and tear and insured damage from fire and other casualty excepted, and will make necessary renewals of and replacements to the same with goods of equal value and serviceability, free of all liens, security interests and encumbrances (which are not permitted by this Agreement), which goods shall automatically become subject to this Agreement.

II.      ADDITIONAL RIGHTS AND ASSURANCES.

         (A) At the Secured Party's request, the Debtor at its expense will promptly and duly execute and deliver such documents and assurances and take such actions as may be necessary or desirable or as the Secured Party may request in order to correct any defect, error or omission which may at any time be discovered or to more effectively carry out the intent and purpose of this Agreement and to establish, perfect and protect the Secured Party's security interest, rights and remedies created or intended to be created hereunder.

         (B) Subject to Article VI of this Agreement, the Secured Party will at any time following an occurrence of an Event of Default hereunder have the right to take physical possession of the Collateral and to maintain such possession on the Debtor's premises or to remove the Collateral or any part thereof to such other places as the Secured Party may desire. If the Secured Party exercises such right, the Debtor shall at its sole expense upon the Secured Party's request assemble the same and make it available to the Secured Party at a place reasonably convenient to the Secured Party. If any Inventory is in the possession or control of any of the Debtor's agents or processors, the Debtor shall, at the Secured Party's request, notify them of the Secured Party's security interest therein and, at the Secured Party's request, instruct them to hold the same for the Secured Party's account and subject to the Secured Party's instructions.

         (C) The Secured Party may at any time after an occurrence of an Event of Default (i) in its own name or in the name of others communicate with account debtors in order to verify with them to the Secured Party's satisfaction the existence, amount and terms of any Accounts and the absence of any reductions, discounts, defenses or offsets with respect thereto, or (ii) notify account debtors that Collateral has been assigned to the Security Party and that payments by such debtors shall be made directly to the Secured Party. At the Secured Party's request, the Debtor will notify any or all such debtors of such assignment, give instruction and/or indicate on billings to such debtors that their Accounts shall be paid to the Secured Party and/or supply such debtors with a copy of this Agreement.

         (D) Subsequent to the occurrence of any Event of Default, the Secured Party shall have full power, in its own name or that of the Debtor, to collect, endorse, compromise, settle, sell or otherwise deal with any or all of the Collateral or proceeds thereof. Subsequent to the occurrence of any Event of Default, the Debtor agrees upon request of the Secured Party to appoint any officer or agent of the Secured Party as true and lawful attorney-in-fact, with power of substitution, to endorse the name of the Debtor or any of its officers, trustees or agents upon any Accounts, notes, checks, drafts, money orders, or other instruments of payment (including under any policy of insurance on Collateral) or Collateral that may come into possession of the

Secured Party in full or part payment of any amounts owing to Secured Party; to sign and endorse the name of the Debtor or any of its officers, trustees or agents upon any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts, and any instruments or documents relating thereto or to the Debtor's rights therein; to give written notice to such offices and officials of the United States Postal Service to effect such change or changes of address so that all mail addressed to the Debtor may be delivered directly to the Secured Party; to take any and all other actions necessary or appropriate to collect, compromise, settle, sell or otherwise deal with any or all of the Collateral or proceeds thereof; and to obtain, adjust, settle and cancel any insurance; hereby granting to each said attorney-in-fact or his substitute full power to do any and all things necessary or appropriate to be done in and about the premises as fully and effectually as the Debtor might or could do, and hereby ratifying all that any said attorney-in-fact or his substitute shall lawfully do or cause to be done by virtue hereof.

         (E) The Debtor hereby assigns to the Secured Party all sums, including without limitation return of premiums, which may become payable under any and all of such Debtor's policies of insurance and directs each insurance company issuing any such policy to make payment which would otherwise be due thereunder to the Debtor directly to the Secured Party.

         (F) To the extent permitted by Debtor's lease on any premises or place of business, the Debtor hereby grants to the Secured Party, for a term commencing on the date of the occurrence of any Event of Default and continuing as long as any of the Obligations remain outstanding, at a rental of $1.00 for such entire term, the right to the use of all premises or places of business which such Debtor now or hereafter may have and where any Collateral may be located for the purpose of protecting or enforcing the Secured Party's rights to the Collateral.

         (G) In the event of the sale, exchange or disposition of any of the Collateral (other than finished goods in the ordinary course of business) or any interest therein (and no such sale, exchange or other disposition is hereby authorized or consented to), the Secured Party's security interest shall nevertheless continue in such Collateral (including without limitation all proceeds, cash and non-cash) notwithstanding such sale, exchange or other disposition; and the Secured Party's receipt of any such proceeds shall not be deemed or construed to be an authorization of or consent to any such sale, exchange or other disposition.

         (H) Any and all instruments, documents, policies and certificates of insurance, securities, goods, accounts, choses in action, general intangibles, chattel paper, cash, property and the proceeds thereof (whether or not the same are Collateral or proceeds thereof) owned by the Debtor or in which the Debtor has an interest, which now or hereafter are at any time in possession or control of the Secured Party or any affiliate of the Secured Party or in transit by mail or carrier to or from the Secured Party or such affiliate or in the possession of any third party acting in its behalf, without regard to whether the Secured Party or such affiliate received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or had conditionally released the same, shall constitute security for Obligations and may be applied at any time to Obligations which are then owing, whether due or not due.

         (I) A carbon, photographic, or other reproduction of a security agreement or a financing statement is sufficient as a financing statement to the extent permitted under applicable law.

III.     EVENTS OF DEFAULT.

         The Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions (individually and collectively an "Event of Default"):

         (A) Failure by the Debtor to observe or perform any covenant or agreement referred to herein and, if no other grace or cure period is applicable thereto, the continuance of such failure for fifteen (]5) business days;

         (B) Sale, transfer or assignment of any of the Collateral (including via an assignment of transfer of any interest of the Debtor) (except the sale of inventory in the ordinary course of business; loss, theft, or substantial damage or destruction of any of the Collateral which is not fully and adequately insured against as hereinbefore provided; or

         (C) An Event of Default (as defined in the Purchase Agreement or under any of the documents referred to therein) shall have occurred and is continuing and such Event of Default has not been annulled.

IV.      REMEDIES.

         (A) If an Event of Default occurs:

             (1) The Secured Party may declare all obligations secured hereby to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived.

             (2) The Secured Party may exercise and shall have any and all rights and remedies accorded it by the Massachusetts Uniform Commercial Code or the Uniform Commercial Code as adopted in such state whose laws govern the disposition of certain Collateral. The requirement of reasonable notice shall be met, if notice containing such information as may be required under applicable law is mailed, postage prepaid, to the Debtor or other person entitled thereto at least ten (10) days (including non-business days) before the time of sale or disposition of the Collateral. The Debtor shall pay to the Secured Party on demand any and all expenses, including reasonable legal expenses and reasonable attorney's fees, incurred or paid the Secured Party in protecting or enforcing any rights of the Secured Party hereunder, including its right to take possession of the Collateral, storing and disposing of the same or in collecting the proceeds thereof.

             (3) The Debtor designates and appoints the Secured Party its true and lawful attorney with full power of substitution in its own name or in the name of such Debtor to demand, collect, receive, receipt for, sue for, compound and give acquittance for, any and all amounts due and to become due on the Accounts and to endorse the name of such Debtor on all commercial paper given in payment or part-payment thereof and in its reasonable discretion to file any claim or take any other action which the Secured Party may reasonably deem necessary or appropriate to protect and preserve and realize upon the security interest of the Secured Party in the Accounts or the proceeds thereof. The Secured Party shall also have the right to (i) open all mail addressed to the Debtor; (ii) change the Post Office box or mailing address of the Debtor; and
(iii) use the Debtor's stationery and billing forms or facsimiles thereof, for the purpose of collecting Accounts and realizing upon the Collateral.

         (B) The Debtor understands and agrees the Secured Party may exercise its rights hereunder without affording the Debtor an opportunity for a preseizure hearing before the Secured Party, through judicial process or otherwise, takes possession of the Collateral upon the occurrence of an Event of Default, and the Debtor expressly waives its constitutional right, if any, to such prior hearing.

         (C) No delay in accelerating the maturity of any obligation as aforesaid or in taking any other action with respect to any Event of Default or in exercising any rights with respect to the Collateral such affect the rights of the Secured Party later to take such action with respect thereto, and no waiver as to one Event of Default shall affect rights as to any other default.

V.       MISCELLANEOUS.

         (A) The Debtor irrevocably

             (1) agrees that any suit, action, or other legal proceeding arising out of this Agreement may be brought in the courts of record of the Commonwealth of Massachusetts or the courts of the United States located in such state;

             (2) consents to the jurisdiction of each such court in any such suit; action or proceeding; and

             (3) to the extent permitted under applicable law, waives any objection which it may have to the laying of venue of such suit, action or proceeding in any of such courts and waives any right to a trial by jury in any of such courts.

         For such time as the Obligations shall be unpaid in whole or in part, the Debtor irrevocably designates both Donald A. Johnson and the President of the Debtor, and either of them, as its agent to accept and acknowledge on its behalf service of any and all process in any such suit, action or proceeding brought in any such court and agree and consent that any such service of process upon such agent and written notice of such service to the Debtor by registered or certified mail shall be taken and held to be valid personal service upon the Debtor whether the Debtor shall then be doing business within the Commonwealth of Massachusetts and that any such service of process shall be of the same force and validity as if service were made upon it according to the laws governing the validity and requirements of such service in such states and waives all claim of error by reason of any such service. Any notice, process, pleadings or other papers served upon the aforesaid designated agent shall, at the same time, be sent by certified or registered mail to the Debtor.

         (B) In case any one or more of the provisions contained herein should be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         (C) All rights of the Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of the Debtor shall bind the successors or assigns of the Debtor. All the provisions of this Agreement shall be construed by and administered in accordance with the local laws of the Commonwealth of Massachusetts. This Agreement shall become effective when it is signed by the Debtor. The Debtor acknowledges receipt of a copy of this Agreement.

         (D) In the absence of gross negligence or willful misconduct, neither the Secured Party nor any attorney-in-fact appointed hereunder shall be liable to the Debtor or any other person for any act or omission, any mistake of fact or any error of judgment in exercising any right or remedy granted herein.

VI.      FIRST RIGHTS OF OTHER SECURED CREDITORS.

         The Secured Party and the Debtor acknowledge that the Debtor has granted a security interest to Massachusetts Business Development Corporation, Fleet Credit Corporation and Bank of the West (collectively the "Other Secured Creditors") to secure certain obligations of the Debtor to the Other Secured Creditors. The Secured Party and the Debtor hereby expressly acknowledge that the security interest in the Collateral created hereby is subordinate and junior to the security interest of the Other

Secured Creditors in the manner and to the extent set forth in that certain Intercreditor Agreement, dated as of March 31, 1993 among the Debtor, the Secured Party and the Other Secured Creditors.

         Signed, sealed and delivered this 15th day of March 1994.

                                      OPTICAL CORPORATION OF AMERICA

                                      By /s/  DONALD A. JOHNSON
                                        ----------------------------------------
                                         Donald A. Johnson, Chairman

Acknowledged and Accepted:

MASSACHUSETTS CAPITAL RESOURCE COMPANY

By /s/ RICHARD W. ANDERSON
  -------------------------------------------
   Richard W. Anderson, Senior Vice President

                                                                       EXHIBIT A
                                                                       ---------

              Locations of Equipment, Inventory, Records Concerning
                      Accounts Receivables and Other Assets

                           Debtor's Place of Business

         The Debtor's sole places of business are located at:

         7421 Orangewood Avenue, Garden Grove, California 92641;
         Lyberty Way, Westford, Massachusetts 01886; and
         170 Locke Drive, Marlborough, Massachusetts 01752

                                                                       EXHIBIT B
                                                                       ---------

                             Permitted Encumbrances

         "Permitted Encumbrances" includes all of those mortgages, deeds of trust, pledges, liens, security interests or other charges or encumbrances permitted by Section 4.02(a) of the Purchase Agreement.